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                                                                     EXHIBIT 32


                                 CERTIFICATIONS

         On June 28, 2004, LifePoint, Inc. filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2004 (the "Form 10-K") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of LifePoint, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the AnnualReport on Form 10-K of the Company for the fiscal year ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 28, 2004                   /s/ Linda H. Masterson
                                       -------------------------------------
                                       Linda H. Masterson
                                       President and Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of LifePoint, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 28, 2004                           /s/ Craig S. Montesanti
                                               ------------------------
                                               Craig S. Montesanti
                                               Chief Accounting Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.